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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) December 15, 1997.
                                                       ------------------

                                OMI Trust 1997-D
                                ----------------
               (Exact name of registrant as specified in charter)


            Pennsylvania               333-31441               23-7931974
            ------------               ---------               ----------
  (State or other jurisdiction        (Commission            (IRS Employer
          of incorporation)           File Number)         Identification No.)

   c/o PNC Bank, National Association
   Corporate Trust Department
   Attention:  Judy Wisniewskie
   1700 Market Street
   Philadelphia, Pennsylvania                                     19103
   --------------------------------------------------------------------
   (Address of principal executive offices)                   (Zip Code)


        Registrant's telephone number, including area code (215) 585-8872

 -------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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                                OMI Trust 1997-D

                                    Form 8-K


Item 1.      Changes in Control of Registrant.

             Not Applicable.

Item 2.      Acquisition or Disposition of Assets.

             Not Applicable.

Item 3.      Bankruptcy or Receivership.

             Not Applicable.

Item 4.      Changes in Registrant's Certifying Accountant.

             Not Applicable.

Item 5.      Other Events.

         OMI Trust 1997-D (the "Trust"), the issuer of the Oakwood Mortgage
Investors, Inc. Manufactured Housing Contract Senior/Subordinated Pass-Through
Certificates, Series 1997-D (the "Certificates"), makes monthly distributions to holders of the Certificates. The latest distribution was made on December 15, 1997. Oakwood Acceptance Corporation, as Servicer for the Trust, has prepared a monthly Remittance Report and delivered it to the Trustee.

Remittance Report. . . . . . . . . . . . .Exhibit 20.1

Item 6.  Resignations of Registrant's Directors.

                  Not Applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  Exhibits

                  20.1 Monthly Remittance Report relating to the Distribution
Date occurring on December 15, 1997.

Item 8.  Change in Fiscal Year.

                  Not Applicable.


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                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            OMI TRUST 1997-D, Registrant

                                            By:  Oakwood Acceptance Corporation,
                                                     as servicer


December 23, 1997                           /s/ DOUGLAS R. MUIR
                                            ------------------------
                                            Douglas R. Muir
                                            Vice President










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                                INDEX OF EXHIBITS

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

                                                                        Page of Sequentially
                                                                            Numbered Pages

20.1     Monthly Remittance Report relating to Distribution
         Date occurring on December 15, 1997................................... 5-10